SECURITIES AND EXCHANGE COMMISSION

                   Washington, D.C.  20549

                          FORM 8-K

                       CURRENT REPORT

           Pursuant to Section 13 or 15(d) of the
               Securities Exchange Act of 1934

                     ___________________



  Date of Report (Date of earliest event reported) January 22, 2001
                         BICO, INC.
   (Exact name of registrant as specified in its charter)


Pennsylvania                       0-10822                  25-1229323
(State of other jurisdiction  (Commission File Number)    (IRS Employer
  of incorporation)                                     Identification No.)


    2275 Swallow Hill Road, Bldg. 2500, Pittsburgh, Pennsylvania 15220
    (Address of principal executive offices)                   (Zip Code)


   Registrant's telephone number, including area code (412) 429-0673




     _________________________________________________________
                  (Former name or former address,
                  if changes since last report.)





Item 1.   Change in Control of Registrant.
          Not applicable.

Item 2.   Acquisition or Disposition of Assets.
          Not applicable.

Item 3.   Bankruptcy or Receivership.
          Not applicable.

Item 4.   Changes in Registrant's Certifying Accountant
          Not applicable.

Item 5.   Other Events.
          BICO announced today that John P. Swett assumed the position of chief operating officer for its Petrol Rem, Inc. subsidiary.

Item 6.   Resignation of Registrant's Directors.
          Not Applicable

Item 7.   Financial Statement, Pro Forma Financial
          Information and Exhibits.

          (a)  Financial Statements and Businesses Acquired
               - Not Applicable.
          (b)  Pro Forma Financial Information
               - Not Applicable.
          (c)  Exhibits - Press Release.

                         SIGNATURES

      Pursuant to the requirement of the Securities Exchange
Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   BICO, INC.

                                   by  /s/   Fred E. Cooper
                                             Fred E. Cooper, CEO
DATED:  January 22, 2001


   JOHN SWETT JOINS BICO SUBSIDIARY PETROL REM, INC. AS
                  CHIEF OPERATING OFFICER

     Pittsburgh, PA - January 22, 2001 - BICO, Inc. (OTCBB:BIKO) announced today that Mr. John P. Swett assumed the position of chief operating officer for its Petrol Rem,
Inc.  subsidiary.   He  will direct all  of  the  company's
operations.
     Prior to joining Petrol Rem, Mr. Swett was senior vice
president  of  marketing,  sales,  technical  service   and
logistics  for  Bayer Corporation's fibers, additives,  and
rubber   division   where   he   held   profit   and   loss
responsibility and led marketing, sales, technical, human resources, information systems, order entry, and logistics operations for the North American rubber business with annual revenues in excess of $800,000,000. During his five-year tenure, he improved profitability over $70,000,000.
     Prior to this, Mr. Swett was vice president of sales for Bayer Corporation's fibers, additives, and rubber divisions where he directed and oversaw the sales force and
supply   chain  for  North  America.   He  has  also   held
management   positions  with  AGFA  (a  Bayer   Corporation
subsidiary), Denka Chemical Corporation and Petro-Tex.
     Mr. Swett earned a Bachelor of Business Administration from Stetson University and completed management programs at Harvard Business School and the Center For Creative Leadership.
     Of his new position, Mr. Swett said, " I am pleased to join Petrol Rem and look forward to assisting the company in reaching its excellent potential." Pascal M. Nardelli, chief executive officer of Petrol Rem, said "We are very pleased to have John Swett join our team as his expertise, experience, and accomplishments will certainly be an asset in taking Petrol Rem to a high-level of profitability."
     BICO, Inc. has its corporate offices in Pittsburgh, PA and is involved in the development and manufacture of biomedical devices and environmental solutions. Subsidiary
Petrol   Rem,   Inc.,  with  corporate   headquarters   and
manufacturing facilities also in Pittsburgh, is focused on environmental solutions.

FOR FURTHER INFORMATION, CONTACT:
Investors: Diane McQuaide 412.429.0673 phone; 412.279.9690 fax; 800.357.6204 news
Media:  Susan Taylor 412.429.0673 phone; 412.279.5041 fax
www.bico.com  www.petrolrem.com